UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 27, 2023
Date of Report (Date of earliest event reported)

CYCLO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-39780	59-3029743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6714 NW 16th Street, Suite B Gainesville, Florida	32653
(Address of principal executive offices)	(Zip Code)

(386) 418-8060
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	CYTH	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CYTHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K (the “Original 8-K”) filed by Cyclo Therapeutics, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on December 28, 2023, reporting that on December 27, 2023, the Company completed the strategic combination contemplated by that certain Agreement and Plan of Merger, dated as of September 21, 2023, by and among the Company, Cameo Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Applied Molecular Transport Inc., a Delaware corporation (“AMTI”), providing for the merger of Merger Sub with and into AMTI, with AMTI surviving the merger as a wholly-owned subsidiary of the Company. The Company is filing this Amendment solely to amend and supplement Item 9.01(a) and (b) of the Original 8-K. Except as set forth herein, no other amendments to the Original 8-K are being made by this Amendment.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The audited consolidated financial statements of AMTI for the years ended December 31, 2022 and 2021, as well as the accompanying notes thereto, and the unaudited condensed consolidated financial statements of AMTI for the three and nine months ended September 30, 2023 and 2022, as well as the accompanying notes thereto, were previously reported in the Company’s registration statement on Form S-4, as amended (File No. 333-275371), which became effective on November 21, 2023, and pursuant to General Instruction B.3 of Form 8-K are not additionally reported herein.

(b)	Pro forma financial information.

The unaudited pro forma combined financial information of the Company as of and for the nine months ended September 30, 2023 and for the year ended December 31, 2022, giving effect to the acquisition of AMTI, was previously reported in the Company’s registration statement on Form S-4, as amended (File No. 333-275371), which became effective on November 21, 2023, and pursuant to General Instruction B.3 of Form 8-K is not additionally reported herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCLO THERAPEUTICS, INC.

Date: March 4, 2024	By:	/s/ N. Scott Fine
N. Scott Fine, Chief Executive Officer